                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the use in this Registration Statement on Form S-4 of TeleCorp PCS, Inc. of our reports, dated March 10, 2000, relating to the consolidated financial statements of TeleCorp PCS, Inc. which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

                                             /s/ PricewaterhouseCoopers LLP
                                          -------------------------------------
                                               PricewaterhouseCoopers LLP

McLean, Virginia
August 11, 2000